Exhibit 99

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:

For investors	–	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media	–	Emily Riley – phone: 215 231.1328
email: emily.riley@radian.biz

Radian Reports Second Quarter 2004 Net Income of $121 Million

PHILADELPHIA, Pa., July 21, 2004 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended June 30, 2004. The key financial highlights of the quarter and six months ended June 30, 2004 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Second Quarter:

	Quarter Ended June 30, 2004	Quarter Ended June 30, 2003	Percent Change
Net income	$120.5	$111.7	8%
Net income per share	$1.27	$1.18	8%
Net premiums written	$331.3	$273.9	21%
Premiums earned	$259.2	$255.0	2%
Revenues	$369.7	$351.3	5%
Book value per share (as of 6/30)	$35.79	$32.40	10%
Equity in net income of affiliates	$52.2	$33.9	54%

Six Months:

	Six Months Ended June 30, 2004	Six Months Ended June 30, 2003	Percent Change
Net income	$240.5	$216.4	11%
Net income per share	$2.53	$2.29	10%
Net premiums written	$512.7	$526.3	(3%)
Net premiums written*	$609.1	$526.3	16%
Premiums earned	$502.7	$481.1	4%
Premiums earned*	$527.6	$481.1	10%
Revenues	$703.7	$653.5	8%
Equity in net income of affiliates	$84.7	$48.7	74%

*	These amounts exclude the impact of one of the primary insurer’s recapture of business from Radian Reinsurance, which is described in Radian’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 11, 2004. A reconciliation and additional information about the impact of this recapture can be found in Schedules 1 and 2 to this release.

“The combined success of our financial guaranty, financial services and mortgage insurance businesses produced strong results this quarter,” stated Radian’s Chairman and CEO Frank P. Filipps. “Three years ago, we set a goal to generate more than 50% of our income from non-mortgage insurance sources, and we achieved that this quarter. The business platform we’ve created provides Radian’s shareholders with a strong revenue and earnings stream, and book value growth.”

Filipps added, “With notable growth in written premium of 21% and net income of 8%, Radian continued to deliver strong results within a fluctuating interest rate and credit spread environment.”

Radian will hold a conference call to discuss its second quarter results on Thursday, July 22, 2004, at 9:00 a.m. Eastern time. This call will be broadcast live over the Internet at www.ir.radiangroupinc.com/phoenix.zhtml?c=112301&p=irol-audioarchives, or at www.radiangroupinc.com, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends and a transcript of the call will be available at this site approximately 24 hours after the call ends, both for a period of one year. Statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian’s website under “Investor Information – News and Events – Webcasts and Presentations” or will be accessible by clicking on www.ir.radiangroupinc.com/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radiangroupinc.com.

Financial Results and Supplemental Information Contents

•	Condensed Consolidated Statements of Income

•	Condensed Consolidated Balance Sheets

•	Segment Information Quarter Ended June 30, 2004

•	Segment Information Quarter Ended June 30, 2003

•	Segment Information Six Months Ended June 30, 2004

•	Segment Information Six Months Ended June 30, 2003

•	Financial Guaranty Insurance Supplemental Information

•	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

•	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

•	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

•	Mortgage Insurance Supplemental Information: Claims and Defaults

•	Mortgage Insurance Supplemental Information: ALT A

•	Financial Services Supplemental Information

•	Supplemental Schedule 1: Reinsurance Clawback Impact on Radian Group

•	Supplemental Schedule 2: Reinsurance Clawback Impact on Financial Guaranty

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

	Quarter Ended June 30		Six Months Ended June 30
(Thousands of dollars, except per share data)	2004	2003	2004	2003
Revenues:
Net premiums written	$331,269	$273,896	$512,697	$526,256

Premiums earned	259,249	255,012	502,669	481,141
Net investment income	50,879	47,004	100,584	93,676
Equity in net income of affiliates	52,172	33,859	84,654	48,747
Other income	7,396	15,403	15,796	29,960

Total revenues	369,696	351,278	703,703	653,524

Expenses:
Provision for losses	116,560	95,540	231,327	163,298
Policy acquisition costs	31,372	31,368	53,655	62,385
Other operating expenses	52,424	56,565	105,583	101,006
Interest expense	8,364	9,652	18,018	18,236

Total expenses	208,720	193,125	408,583	344,925

Gains and losses:
Gain/loss on sales of investments	5,287	2,824	31,963	6,849
Change in fair value of derivative instruments	12	(4,829)	4,659	(12,727)

Total gains and losses	5,299	(2,005)	36,622	(5,878)

Pretax income	166,275	156,148	331,742	302,721
Provision for income taxes	45,772	44,474	91,229	86,275

Net income	$120,503	$111,674	$240,513	$216,446

Net income available to common stockholders	$120,503	$111,674	$240,513	$216,446

Net income per share	$1.27	$1.18	$2.53	$2.29

Weighted average shares outstanding (in thousands)	94,903	94,360	94,991	94,328

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of dollars, except per share data)	June 30 2004	December 31 2003	June 30 2003
Assets:
Cash and investments	$5,115,709	$5,074,531	$4,769,202
Investments in affiliates	337,795	328,478	282,765
Deferred policy acquisition costs	207,508	218,779	206,613
Prepaid federal income taxes	420,840	358,840	310,736
Other assets	448,860	465,139	483,642

Total assets	$6,530,712	$6,445,767	$6,052,958

Liabilities and stockholders’ equity:
Unearned premiums	$726,689	$718,649	$662,292
Reserve for losses and loss adjustment expenses	775,375	790,380	653,382
Long-term debt	717,514	717,404	717,291
Deferred federal income taxes	700,252	712,354	659,252
Other liabilities	265,188	281,136	334,737

Total liabilities	3,185,018	3,219,923	3,026,954

Common stock	96	96	95
Additional paid-in capital	1,168,271	1,199,056	1,180,701
Retained earnings	2,123,201	1,886,548	1,720,843
Accumulated other comprehensive income	54,126	140,144	124,365

Total common stockholders’ equity	3,345,694	3,225,844	3,026,004

Total liabilities and stockholders’ equity	$6,530,712	$6,445,767	$6,052,958

Book value per share	$35.79	$34.31	$32.40

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2004

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$236,459	$—	$94,810	$331,269

Premiums earned	$199,487	$—	$59,762	$259,249
Net investment income	29,703	26	21,150	50,879
Equity in net income of affiliates	—	51,885	287	52,172
Other income	5,734	848	814	7,396

Total revenues	234,924	52,759	82,013	369,696

Expenses:
Provision for losses	101,039	—	15,521	116,560
Policy acquisition costs	17,077	—	14,295	31,372
Other operating expenses	36,452	4,336	11,636	52,424
Interest expense	4,909	586	2,869	8,364

Total expenses	159,477	4,922	44,321	208,720

Gains and losses:
Gain/loss on sales of investments	4,101	(574)	1,760	5,287
Change in fair value of derivative instruments	(1,212)	(14)	1,238	12

Total gains and losses	2,889	(588)	2,998	5,299

Pretax income	78,336	47,249	40,690	166,275
Income tax provision	21,651	16,537	7,584	45,772

Net income	$56,685	$30,712	$33,106	$120,503

Assets	$3,910,910	$314,756	$2,305,046	$6,530,712
Deferred policy acquisition costs	79,359	—	128,149	207,508
Reserve for losses and loss adjustment expenses	527,059	—	248,316	775,375
Unearned premiums	128,190	—	598,499	726,689
Equity	1,907,478	255,175	1,183,041	3,345,694

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2003

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$190,227	$—	$83,669	$273,896

Premiums earned	$189,718	$—	$65,294	$255,012
Net investment income	26,753	2	20,249	47,004
Equity in net income of affiliates	—	28,345	5,514	33,859
Other income	7,817	6,424	1,162	15,403

Total revenues	224,288	34,771	92,219	351,278

Expenses:
Provision for losses	76,037	—	19,503	95,540
Policy acquisition costs	17,444	—	13,924	31,368
Other operating expenses	33,188	13,063	10,314	56,565
Interest expense	5,562	861	3,229	9,652

Total expenses	132,231	13,924	46,970	193,125

Gains and losses:
Gain/loss on sales of investments	475	(1,037)	3,386	2,824
Change in fair value of derivative instruments	3,558	27	(8,414)	(4,829)

Total gains and losses	4,033	(1,010)	(5,028)	(2,005)

Pretax income	96,090	19,837	40,221	156,148
Income tax provision	25,904	7,925	10,645	44,474

Net income	$70,186	$11,912	$29,576	$111,674

Assets	$3,626,022	$272,263	$2,154,673	$6,052,958
Deferred policy acquisition costs	76,404	—	130,209	206,613
Reserve for losses and loss adjustment expenses	490,579	—	162,803	653,382
Unearned premiums	108,819	—	553,473	662,292
Equity	1,689,161	220,753	1,116,090	3,026,004

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2004

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$442,128	$—	$70,569	$512,697

Premiums earned	$406,603	$—	$96,066	502,669
Net investment income	58,216	74	42,294	100,584
Equity in net income (loss) of affiliates	—	85,287	(633)	84,654
Other income	11,220	3,722	854	15,796

Total revenues	476,039	89,083	138,581	703,703

Expenses:
Provision for losses	199,162	—	32,165	231,327
Policy acquisition costs	34,219	—	19,436	53,655
Other operating expenses	74,198	8,315	23,070	105,583
Interest expense	10,412	1,310	6,296	18,018

Total expenses	317,991	9,625	80,967	408,583

Gains and losses:
Gain/loss on sales of investments	28,223	2,599	1,141	31,963
Change in fair value of derivative instruments	3,214	35	1,410	4,659

Total gains and losses	31,437	2,634	2,551	36,622

Pretax income	189,485	82,092	60,165	331,742
Income tax provision	52,298	28,732	10,199	91,229

Net income	$137,187	$53,360	$49,966	$240,513

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2003

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$354,399	$—	$171,257	$525,656

Premiums earned	$357,750	$—	$123,391	$481,141
Net investment income	54,582	36	39,058	93,676
Equity in net income of affiliates	—	43,289	5,458	48,747
Other income	14,416	12,785	2,759	29,960

Total revenues	426,748	56,110	170,666	653,524

Expenses:
Provision for losses	130,204	—	33,094	163,298
Policy acquisition costs	34,923	—	27,462	62,385
Other operating expenses	62,596	20,224	18,186	101,006
Interest expense	10,662	1,473	6,101	18,236

Total expenses	238,385	21,697	84,843	344,925

Gains and losses:
Gain/loss on sales of investments	865	(918)	6,902	6,849
Change in fair value of derivative instruments	(26)	27	(12,728)	(12,727)

Total gains and losses	839	(891)	(5,826)	(5,878)

Pretax income	189,202	33,522	79,997	302,721
Income tax provision	51,358	13,399	21,518	86,275

Net income	$137,844	$20,123	$58,479	$216,446

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	Quarter Ended June 30		Six Months Ended June 30
(Thousands of dollars, except ratios)	2004	2003	2004	2003
Net Premiums Written:
Public finance direct	17,678	11,280	25,865	21,548
Public finance reinsurance	16,429	24,019	36,897	47,550
Structured direct	35,486	19,892	53,233	37,702
Structured reinsurance	8,594	13,364	17,406	27,732
Trade credit	16,623	15,114	33,585	36,725

	94,810	83,669	166,986	171,257
Impact of recapture (1)	—	—	(96,417)	—

Net Premiums Written	94,810	83,669	70,569	171,257

Net Premiums Earned:
Public finance direct	6,390	4,388	12,189	8,275
Public finance reinsurance	9,883	12,775	21,085	23,853
Structured direct	19,135	20,062	37,581	38,474
Structured reinsurance	7,931	13,066	17,663	25,349
Trade credit	16,423	15,003	32,440	27,440

	59,762	65,294	120,958	123,391
Impact of recapture (1)	—	—	(24,892)	—

Net Premiums Earned	59,762	65,294	96,066	123,391

Claims paid:
Trade credit	8,562	4,249	15,190	8,473
Financial guaranty	14,529	1,267	17,166	1,671
Conseco	7,677	—	15,082	—

Total	30,768	5,516	47,438	10,144
Impact of recapture (1)	—	—	11,488	—

Claims paid	30,768	5,516	58,926	10,144

Incurred losses:
Trade credit	8,432	8,941	16,634	16,329
Financial guaranty	7,089	10,562	15,531	16,765
Conseco	—	—	—	—

Total	15,521	19,503	32,165	33,094

Loss ratio-GAAP Basis	26.0%	29.9%	33.5%	26.8%
Expense ratio-GAAP Basis	43.4%	37.1%	44.2%	37.0%

	69.4%	67.0%	77.7%	63.8%

Refundings included in earned premium	366	3,296	2,272	4,905

(1)	Amounts recorded related to the recapture of previously ceded business by one of the primary insurers in the first quarter of 2004.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

(Thousands of dollars, except ratios)	June 30 2004	December 31 2003	June 30 2003
Capital and surplus	1,004,704	826,550	767,856
Contingency reserve	225,255	321,312	306,773

Qualified statutory capital	1,229,959	1,147,862	1,074,629
Unearned premium reserve	690,627	735,156	658,738
Loss and loss expense reserve	163,322	95,130	84,626

Total policyholders’ reserves	2,083,908	1,978,148	1,817,993
Present value of installment premiums	339,211	444,368	452,976
Reinsurance and soft capital facilities	245,000	275,000	125,000

Total claims paying resources	2,668,119	2,697,516	2,395,969

Net debt service outstanding	98,840,898	117,900,058	114,744,064

Capital leverage ratio (2)	80	103	107
Claims paying leverage ratio (3)	37	44	48
Reserve for losses and LAE
Specific	51,057	86,378	85,328
Conseco	96,168	111,000	—
Non-specific	101,090	79,529	77,475

Total	248,315	276,907	162,803

(2)	Net debt service outstanding divided by qualified statutory capital

(3)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	Quarter Ended June 30				Six Months Ended June 30
	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written (in millions)
Flow	10,427	88.6%	13,267	73.2%	19,269	89.9%	23,856	60.5%
Structured	1,339	11.4%	4,859	26.8%	2,163	10.1%	15,546	39.5%

Total	11,766	100.0%	18,126	100.0%	21,432	100.0%	39,402	100.0%

Prime	8,010	68.1%	11,710	64.6%	14,281	66.6%	25,210	64.0%
Alt-A	2,403	20.4%	4,070	22.5%	4,890	22.8%	9,174	23.3%
A minus and below	1,353	11.5%	2,346	12.9%	2,261	10.6%	5,018	12.7%

Total	11,766	100.0%	18,126	100.0%	21,432	100.0%	39,402	100.0%

Total Primary New Insurance Written by FICO Score (in millions)
<=619	1,095	9.3%	2,106	11.6%	1,800	8.4%	4,519	11.5%
620-679	3,601	30.6%	5,850	32.3%	6,810	31.8%	11,373	28.8%
680-739	4,128	35.1%	6,133	33.8%	7,814	36.4%	13,298	33.8%
>=740	2,942	25.0%	4,037	22.3%	5,008	23.4%	10,212	25.9%

Total	11,766	100.0%	18,126	100.0%	21,432	100.0%	39,402	100.0%

Percentage of primary new insurance written
Monthlies	90%		85%		92%		90%
Refinances	41%		53%		42%		55%
95.01% LTV and above	10%		23%		11%		18%
ARMs	36%		24%		35%		38%
Primary risk written (in millions)
Flow	2,596	87.6%	3,172	69.7%	4,909	88.5%	5,714	57.5%
Structured	367	12.4%	1,377	30.3%	639	11.5%	4,219	42.5%

Total	2,963	100.0%	4,549	100.0%	5,548	100.0%	9,933	100.0%

Pool risk written (in millions)	238		502		324		565
Other risk written (in millions)
Seconds	10				62
NIMS and other	52				220

Total other risk written	62				282

Loss ratio-GAAP Basis	50.7%		40.1%		49.0%		36.4%
Expense ratio-GAAP Basis	26.8%		26.7%		26.6%		27.3%

	77.5%		66.8%		75.6%		63.7%

Captives
Premiums ceded to captives($ millions)	$22.7		$17.6		$41.9		$36.1
% of total premiums	12.1%		9.9%		10.9%		10.3%
NIW subject to captives($ millions)	$5,057		$5,394		$9,406		$10,691
% of primary NIW	43.0%		29.9%		43.9%		34.1%
IIF subject to captives	31.7%		28.0%
RIF subject to captives	33.7%		29.6%
Persistency (twelve months ended June 30)	53.9%		52.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	June 30		December 31		June 30
	2004	%	2003	%	2003	%
Primary insurance in force (in millions)
Flow	91,449	78.7%	91,709	76.5%	91,675	75.1%
Structured	24,730	21.3%	28,178	23.5%	30,411	24.9%

Total	116,179	100.0%	119,887	100.0%	122,086	100.0%

Prime	80,931	69.6%	82,096	68.5%	86,595	70.9%
Alt-A	22,519	19.4%	23,710	19.8%	21,020	17.2%
A minus and below	12,729	11.0%	14,081	11.7%	14,471	11.9%

Total	116,179	100.0%	119,887	100.0%	122,086	100.0%

Primary risk in force (in millions)
Flow	22,301	83.8%	22,261	82.1%
Structured	4,305	16.2%	4,845	17.9%

Total	26,606	100.0%	27,106	100.0%

Prime	18,327	68.9%	18,449	68.0%	19,750	71.0%
Alt-A	5,159	19.4%	5,253	19.4%	4,541	16.3%
A minus and below	3,120	11.7%	3,404	12.6%	3,524	12.7%

Total	26,606	100.0%	27,106	100.0%	27,815	100.0%

Total Primary Risk in Force by FICO Score (in millions)
<=619	3,098	11.6%	3,508	12.9%	3,814	13.7%
620-679	8,586	32.3%	8,773	32.4%	8,918	32.1%
680-739	9,099	34.2%	9,097	33.6%	9,233	33.2%
>=740	5,823	21.9%	5,728	21.1%	5,850	21.0%

Total	26,606	100.0%	27,106	100.0%	27,815	100.0%

Percentage of primary risk in force
Monthlies	91%
Refinances	36%
95.01% LTV and above	13%
ARMs	26%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	June 30		December 31		June 30
	2004	%	2003	%	2003	%
Total Primary Risk in Force by LTV (in millions)
95.01% and above	3,324	12.5%	3,067	11.3%	2,582	9.3%
90.01% to 95.00%	9,954	37.4%	10,184	37.6%	10,633	38.2%
85.01% to 90.00%	9,903	37.2%	10,024	37.0%	10,376	37.3%
85.00% and below	3,425	12.9%	3,831	14.1%	4,224	15.2%

Total	26,606	100.0%	27,106	100.0%	27,815	100.0%

Total Primary Risk in Force by Policy Year (in millions)
2001 and prior	5,615	21.1%	7,837	28.9%	11,607	41.7%
2002	4,609	17.3%	6,198	22.9%	8,675	31.2%
2003	11,100	41.7%	13,071	48.2%	7,533	27.1%
2004	5,282	19.9%	—	0.0%	—	0.0%

Total	26,606	100.0%	27,106	100.0%	27,815	100.0%

Pool risk in force (in millions)	2,567		2,415		2,340
GSE Pool risk in force (in millions)	1,559		1,393		1,212
Other risk in force (in millions)
Seconds	657		725		821
NIMS and other	481		328		232

Total other risk in force	1,138		1,053		1,053

Risk to capital ratio-STAT Basis	10.5:1		11.4:1		11.5:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	Quarter Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
Direct claims paid (in thousands)
Prime	37,588	32,271	69,647	56,334
Alt-A	22,377	12,091	42,902	20,699
A Minus and below	23,809	17,169	46,443	31,104
Seconds	9,899	6,336	23,298	13,042

Total	93,673	67,867	182,290	121,179

Average claim paid (in thousands)
Prime	24.4	25.6	24.4	24.3
Alt-A	38.4	40.2	40.3	38.9
A Minus and below	26.6	26.1	27.1	25.4
Seconds	25.6	28.5	28.0	26.1
Total	27.5	27.8	28.2	26.5

	June 30 2004	December 31 2003	June 30 2003
Default Statistics
Primary insurance:

Prime
Number of insured loans	624,055	640,778	683,734
Number of loans in default	18,830	22,156	20,889
Percentage of loans in default	3.02%	3.46%	3.06%

Alt A
Number of insured loans	131,694	138,571	120,943
Number of loans in default	7,997	7,343	5,272
Percentage of loans in default	6.07%	5.30%	4.36%

A Minus and below
Number of insured loans	99,980	110,054	112,646
Number of loans in default	12,083	12,497	10,941
Percentage of loans in default	12.09%	11.36%	9.71%

Total
Number of insured loans	855,729	889,403	917,323
Number of loans in default	38,910	41,996	37,102
Percentage of loans in default	4.55%	4.72%	4.04%
Pool insurance:
Number of insured loans	575,934	599,140	599,428
Number of loans in default	6,206	5,738	5,554
Percentage of loans in default	1.08%	0.96%	0.93%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of June 30, 2004

ALT-A

	Quarter Ended June 30				Six Months Ended June 30
	2004	%	2003	%	2004	%	2003	%
Primary New Insurance Written by FICO Score (in millions)
<=619	25	1.0%	5	0.1%	45	0.9%	10	0.1%
620-659	309	12.9%	961	23.6%	773	15.8%	1,724	18.8%
660-679	435	18.1%	798	19.6%	879	18.0%	1,338	14.6%
680-739	1,133	47.1%	1,656	40.7%	2,257	46.2%	3,493	38.1%
>=740	501	20.9%	650	16.0%	936	19.1%	2,609	28.4%

Total	2,403	100.0%	4,070	100.0%	4,890	100.0%	9,174	100.0%

Primary Risk in Force by FICO Score (in millions)
<=619	85	1.6%	94	2.0%
620-659	1,154	22.4%	1,204	26.5%
660-679	889	17.2%	739	16.3%
680-739	2,133	41.4%	1,738	38.3%
>=740	898	17.4%	766	16.9%

Total	5,159	100.0%	4,541	100.0%

Primary Risk in Force by LTV (in millions)
95.01% and above	463	9.0%	291	6.4%
90.01% to 95.00%	1,842	35.7%	1,505	33.2%
85.01% to 90.00%	2,098	40.7%	1,831	40.3%
85.00% and below	756	14.6%	914	20.1%

Total	5,159	100.0%	4,541	100.0%

Primary Risk in Force by Policy Year (in millions)
2001 and prior	526	10.2%	1,057	23.3%
2002	981	19.0%	1,915	42.2%
2003	2,381	46.2%	1,569	34.5%
2004	1,271	24.6%	—	0.0%

Total	5,159	100.0%	4,541	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2004

	Quarter Ended June 30		Six Months Ended June 30
(Thousands of dollars, except ratios)	2004	2003	2004	2003
Investment in Affiliate Reconciliation:
C-BASS
Balance, beginning of period	235,086	185,420	226,710	175,630
Net income for period	33,673	21,309	54,549	31,099
Dividends received	20,000	2,500	32,500	2,500

Balance, end of period	248,759	204,229	248,759	204,229
Sherman
Balance, beginning of period	48,217	41,049	65,979	52,142
Net income for period	18,212	7,070	30,738	12,190
Dividends received	20,750	—	49,800	12,450
Other comprehensive income	3,030	(1,891)	1,792	(5,654)

Balance, end of period	48,709	46,228	48,709	46,228
Portfolio Information:
C-BASS
Servicing portfolio	20,400,000	14,800,000
Total assets (in thousands)	3,860,941	2,287,502
Servicing income	38,413	29,469	74,027	58,217
Net interest income	35,230	29,830	72,182	57,923
Total revenues	144,330	110,556	249,059	177,445
Sherman
Total assets	463,587	525,171
Net revenues	124,678	60,277	223,653	112,325

Supplemental Schedule	Schedule 1

Radian Group Inc. and Subsidiaries

The following schedule shows the Consolidated Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company's past and future results.

(Thousands of dollars, except per-share data)	As Reported Six Months Ended June 30 2004	Impact of Clawback	As Adjusted Six Months Ended June 30 Excluding Clawback	Six Months Ended June 30 2003
Revenues:
Net premiums written	$512,697	$(96,417)	$609,114	$526,256

Premiums earned	$502,669	$(24,892)	$527,561	$481,141
Net investment income	100,584	—	100,584	93,676
Equity in net income of affiliates	84,654	—	84,654	48,747
Other income	15,796	—	15,796	29,960

Total revenues	703,703	(24,892)	728,595	653,524

Expenses:
Provision for losses	231,327	—	231,327	163,298
Policy acquisition costs	53,655	(9,766)	63,421	62,385
Other operating expenses	105,583	—	105,583	101,006
Interest expense	18,018	—	18,018	18,236

Total expenses	408,583	(9,766)	418,349	344,925

Gains and losses:
Gain/loss on sales of investments	31,963	—	31,963	6,849
Change in fair value of derivative instruments	4,659	(791)	5,450	(12,727)

Total gains and losses	36,622	(791)	37,413	(5,878)

Pretax income	331,742	(15,917)	347,659	302,721
Provision for income taxes	91,229	(5,571)	96,800	86,275

Net income	$240,513	$(10,346)	$250,859	$216,446

Net income available to common stockholders	$240,513	$(10,346)	$250,859	$216,446

Net income per share	$2.53	$(0.11)	$2.64	$2.29

Weighted average shares outstanding (in thousands)	94,991		94,991	94,328

Supplemental Schedule	Schedule 2

Segment Information-Financial Guaranty

Radian Group Inc. and Subsidiaries

The following schedule shows the Financial Guaranty Segment Income Statement as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to below as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the financial guaranty segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback only affected the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Company's past and future results.

(Thousands of dollars)	As Reported Six Months Ended June 30 2004	Impact of Clawback	As Adjusted Six Months Ended June 30 Excluding Clawback	Six Months Ended June 30 2003
Revenues:
Net premiums written	$70,569	$(96,417)	$166,986	$171,257

Premiums earned	$96,066	$(24,892)	$120,958	$123,391
Net investment income	42,294	—	42,294	39,058
Equity in net income (loss) of affiliates	(633)	—	(633)	5,458
Other income	854	—	854	2,759

Total revenues	138,581	(24,892)	$163,473	170,666

Expenses:
Provision for losses	32,165	—	32,165	33,094
Policy acquisition costs	19,436	(9,766)	29,202	27,462
Other operating expenses	23,070	—	23,070	18,186
Interest expense	6,296	—	6,296	6,101

Total expenses	80,967	(9,766)	90,733	84,843

Gains and losses:
Gain/loss on sales of investments	1,141	—	1,141	6,902
Change in fair value of derivative instruments	1,410	(791)	2,201	(12,728)

Total gain and losses	2,551	(791)	3,342	(5,826)

Pretax income	60,165	(15,917)	76,082	79,997
Income tax provision	10,199	(5,571)	15,770	21,518

Net income	$49,966	$(10,346)	$60,312	$58,479

Loss ratio-excluding Clawback			26.6%	26.8%
Expense ratio-excluding Clawback			43.2%	37.0%

			69.8%	63.8%

All statements in this press release that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements are subject to risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions (or expansions), changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2003 in the section immediately preceding Part I of the report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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